UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________
FORM 8-K
________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 3, 2024
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MATTERPORT, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-39790	85-1695048
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
352 East Java Drive
Sunnyvale, CA 94089
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (650) 641-2241
N/A
(Former name or former address, if changed since last report.)
________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value of $0.0001 per share	MTTR	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.
U.S. Antitrust Review
As previously disclosed, on April 21, 2024, Matterport, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”) with CoStar Group, Inc., a Delaware corporation (“CoStar Group”), Matrix Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of CoStar Group (“Merger Sub I”), and Matrix Merger Sub II LLC, a Delaware limited liability company and wholly-owned subsidiary of CoStar Group (“Merger Sub II”), pursuant to which, among other things, subject to its terms, (i) Merger Sub I will merge with and into Matterport (the “First Merger”), with Matterport surviving the First Merger as a wholly-owned subsidiary of CoStar Group (the “Surviving Corporation”) and (ii) in the event that the Threshold Percentage (as defined in the Merger Agreement) is at least 40%, immediately following the First Merger and as part of a single integrated transaction, the Surviving Corporation will merge with and into Merger Sub II (the “Second Merger” and together with the First Merger, the “Mergers”), with Merger Sub II surviving the Second Merger as a wholly-owned subsidiary of CoStar Group (the “Transaction”).
On July 3, 2024, Matterport and CoStar Group each received a request for additional information and documentary materials (the “Second Request”) from the Federal Trade Commission (the “FTC”) in connection with the FTC’s review of the Transaction. The effect of the Second Request is to extend the waiting period imposed by the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), until 30 days after Matterport and CoStar Group have each substantially complied with their respective Second Requests, unless that period is extended or terminated sooner by the FTC. Each of Matterport and CoStar Group expect to respond promptly to the Second Request and to continue to work cooperatively with the FTC in its review of the Transaction. Matterport and CoStar Group continue to expect that the Transaction will be completed in the fourth quarter of 2024, subject to approval by Matterport stockholders at a special meeting held for this purpose, the expiration or termination of the waiting period under the HSR Act and the satisfaction or waiver of the other closing conditions specified in the Merger Agreement.
As previously announced, Matterport has scheduled a special meeting of its stockholders, to be held on July 26, 2024, to consider and vote on the Mergers.
Other Regulatory Reviews
On June 14, 2024, the Competition and Markets Authority in the United Kingdom responded to a briefing paper submitted by CoStar Group in respect of the Transaction to indicate that it has, at such time, no further questions related to the Transaction.
Additionally, on June 25, 2024, the Secretary of State in the Cabinet Office informed CoStar Group that the UK Government will not take any further action in relation to the Transaction under the UK National Security and Investment Act 2021.
Important Additional Information Regarding the Proposed Transaction and Where to Find It
In connection with the proposed transaction among Matterport, CoStar Group, Inc. (“CoStar”) and certain subsidiaries of CoStar (the “proposed transaction”), CoStar filed with the U.S. Securities and Exchange Commission (the “SEC”) on May 21, 2024 a registration statement on Form S-4 (the “Registration Statement”) to register the shares of CoStar’s common stock to be issued in connection with the proposed transaction. The Registration Statement has been declared effective. The Registration Statement includes a proxy statement/prospectus that has been sent to the stockholders of Matterport seeking their approval of certain transaction-related proposals. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, INCLUDING THE PROXY STATEMENT/PROSPECTUS, AS EACH MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, AND OTHER RELEVANT DOCUMENTS FILED BY MATTERPORT AND COSTAR WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT MATTERPORT AND COSTAR, THE PROPOSED TRANSACTION, THE RISKS RELATED THERETO AND RELATED MATTERS.
Investors may obtain free copies of the Registration Statement and the proxy statement/prospectus, as each may be amended from time to time, and other relevant documents filed or that will be filed by Matterport and CoStar with the SEC (when they become available) through the website maintained by the SEC at www.sec.gov. Copies of documents filed or that will be filed with the SEC by Matterport, including the proxy statement/prospectus, will be available free of charge from Matterport’s website at http://investors.matterport.com. Copies of documents filed or that will be filed with the SEC by CoStar, including the proxy statement/prospectus, will be available free of charge from CoStar’s website at http://investors.costargroup.com/.

Participants in the Solicitation
Matterport and certain of its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from Matterport’s stockholders with respect to the proposed transaction. Information about Matterport’s directors and executive officers, including a description of their direct and indirect interests, by security holdings or otherwise, is available in the proxy statement/prospectus for the special meeting of stockholders to be held on July 26, 2024. Stockholders of Matterport, potential investors and other readers should read the proxy statement/prospectus carefully before making any voting or investment decisions.
No Offer or Solicitation
This report is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.
Forward-Looking Statements
This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the federal securities laws, including statements regarding the proposed transaction with CoStar, the effects of regulations, and the impact of regulations on the Company’s future results and / or proposed transaction with CoStar. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “forecast,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions (including the negative versions of such words or expressions).
Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this report, including the inability to consummate the proposed transaction within the anticipated time period, or at all, due to any reason, including the failure to obtain required regulatory approvals, including as a result of an inability to comply promptly with the second request or to satisfy the other conditions to the consummation of the proposed transaction; the possibility that changes relating to the operations or assets of Matterport will be required to obtain required governmental clearances or approvals, including but not limited to clearance or approval by the FTC; the risk that the proposed transaction disrupts Matterport’s current plans and operations or diverts management’s attention from its ongoing business; the effects of the proposed transaction on Matterport’s business, operating results, and ability to retain and hire key personnel and maintain relationships with customers, suppliers and others with whom Matterport does business; the risk that Matterport’s stock price may decline significantly if the proposed transaction is not consummated; the nature, cost and outcome of any legal proceedings related to the proposed transaction; Matterport’s ability to grow market share in existing markets or any new markets Matterport may enter; Matterport’s ability to respond to general economic conditions; supply chain disruptions; Matterport’s ability to manage growth effectively; Matterport’s success in retaining or recruiting officers, key employees or directors, or changes required in the retention or recruitment of officers, key employees or directors; the impact of restructuring plans; the impact of the regulatory environment and complexities with compliance related to such environment; factors relating to Matterport’s business, operations and financial performance, including the impact of infectious diseases, health epidemics and pandemics; Matterport’s ability to maintain an effective system of internal controls over financial reporting; Matterport’s ability to achieve and maintain profitability in the future; Matterport’s ability to access sources of capital; Matterport’s ability to maintain and enhance Matterport’s products and brand, and to attract customers; Matterport’s ability to manage, develop and refine Matterport’s technology platform; the success of Matterport’s strategic relationships with third parties; Matterport’s history of losses and whether Matterport will continue to incur continuing losses for the foreseeable future; Matterport’s ability to protect and enforce Matterport’s intellectual property rights; Matterport’s ability to implement business plans, forecasts, and other expectations and identify and realize additional opportunities; Matterport’s ability to attract and retain new subscribers; the size of the total addressable market for Matterport’s products and services; the continued adoption of spatial data; any inability to complete acquisitions and integrate acquired businesses; general economic uncertainty and the effect of general economic conditions in Matterport’s industry; environmental uncertainties and risks related to adverse weather conditions and natural disasters; the volatility of the market price and liquidity of Matterport’s Class A common stock and other securities; the increasingly competitive environment in which Matterport operates; and other factors detailed under the section entitled “Risk Factors” in Matterport’s Annual Report on Form 10-K and subsequently filed Quarterly Reports on Form 10-Q. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in documents filed by Matterport from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Matterport assumes no obligation and, except as required by law, does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Matterport does not give any assurance that it will achieve its expectations.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Matterport, Inc.

Date: July 3, 2024	By:	/s/ Matthew Zinn
	Name:	Matthew Zinn
	Title:	Chief Legal Officer